Exhibit 99.1
Investor Conference Presentation

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

OVERVIEW

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain and the U.K. Operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Diversification of Operations Conservative Investments Cycle Management

SHAREHOLDERS EQUITY ($ in millions) $1,200 $800 $400 1997 1999 2001 2003 2005E $1,600 See Forward Looking Statement

SHAREHOLDERS EQUITY ($ in millions) 2002 $883 2003 $1,047 $1,324 2005 Estimate $1,650 2004 See Forward Looking Statement

RETURN ON BEGINNING EQUITY 2002 14% 2003 16% 16% 2005 YTD 10% 2004 See Forward Looking Statement

GROWTH IN BOOK VALUE (per share data) 2002 $9.43 2003 $10.91 $12.97 2004 2005 Estimate $14.95 See Forward Looking Statement

OPERATIONS

EXECUTIVE MANAGEMENT Edward H. Ellis Age 62 EVP & CFO Robert F. Thomas Age 42 SVP - Surety Farid F. Nagji Age 40 SVP Michael J. Schell Age 55 EVP - Property &Casualty Barry J. Cook Age 45 EVP - International

OPERATIONAL STRUCTURE Michael J. Schell Aviation Directors' & Officers' Professional Liability Kidnap & Ransom Other Specialty Craig J. Kelbel Medical Stop Loss Disability Contingency Group Life Products Robert F. Thomas Surety Credit Barry J. Cook (International) Property, Marine & Energy Directors' & Officers' Professional Indemnity Surety Credit

OPERATING MANAGEMENT H. Elder Brown CUL (New Orleans) James R. Davidson Credit & Surety (London) Laurence C. Donnelly HCCIG (NYC) Michael J. Donovan Aviation (Houston) William F. Hubbard HCC Specialty (Boston) R. Matthew Fairfield HCC Global (Barcelona) Nick I. Hutton-Penman HCC International (London) Charles L. C. Manchester HCC International (London) Michael L. Onslow Property, Marine & Energy (London) Andrew G. Stone HCC Global (Hartford) Cory L. Moulton PIA (New York) Michel A. Pascual HCC Europe (Madrid)

LINES OF BUSINESS Group Life, Accident & Health Diversified Financial Products Aviation Property, Marine & Energy Other Specialty Operations

GROUP LIFE, ACCIDENT & HEALTH Medical Stop Loss protection for small and medium size corporations that self insure their employee medical benefits Accident & Health for vehicle owner-operators Accident & Health for Texas companies that self insure their Workers' Compensation risk

DIVERSIFIED FINANCIAL PRODUCTS D&O for Fortune 1000 and multinational companies, non- public companies and not-for-profit groups Professional Liability (E&O) for small businesses and professionals Surety including court, fiduciary, license, permit and small contractors Employers' Practice Liability Insurance (EPLI) for small businesses and franchises Financial Products including mortgage, title and residual value insurance Short and Medium Term Credit Risks

AVIATION Privately owned aircraft in the USA General Aviation written in USA, EU, Far East, Africa, Central and South America No major airlines, satellites or major manufacturers

PROPERTY, MARINE & ENERGY Large Property business worldwide, such as Fortune 1000 and multinational accounts Large Energy accounts worldwide, such as refineries, offshore platforms and drilling rigs Blue water marine fleets, worldwide

OTHER SPECIALTY OPERATIONS Marine business including crew boats, tugs and barges in the USA Quota share arrangement with AGII on surplus lines business Contingency, Event Cancellation High Net Worth Individual Disability

GROSS WRITTEN PREMIUM ($ in millions) 2002 $1,159 2003 $1,740 $1,975 2004 2005 YTD $1,540 See Forward Looking Statement

NET WRITTEN PREMIUM ($ in millions) 2002 $546 2003 $866 $1,106 2004 2005 YTD $1,107 See Forward Looking Statement

FINANCIALS

BALANCE SHEET

STRONG BALANCE SHEET Conservative Loss Reserves Strong Liquidity Rising Investment Assets and Low Risk Investment Portfolio Assets of more than $6.6 Billion

NET LOSS RESERVES ($ in millions) 2002 $457 2003 $705 $1,059 2004 2005 YTD $1,450 See Forward Looking Statement

CASH FLOW ($ in millions) 2002 $175 2003 $528 $669 2004 2005 YTD $453 See Forward Looking Statement

INVESTMENT ASSETS ($ in millions) 2002 $1,178 2003 $1,707 $2,468 2004 2005 YTD $2,953 See Forward Looking Statement

1st Qtr Tax Exempt Securities 36 Short Term Investments 24 Other 4 Taxable Securities 36 Taxable Securities - 36% Average Rating - AA+ Average Maturity: 2.6 years Duration: 2.1 years Tax Exempt Securities - 36% Average Rating - AAA Average Maturity: 12.8 years Duration: 5.3 years Other 4% September 30, 2005 $2,953 million Short Term Investments - 24% CONSERVATIVE INVESTMENT PORTFOLIO

TOTAL ASSETS ($ in millions) 2002 $3,704 2003 $4,875 $5,933 2004 2005 YTD $6,629 See Forward Looking Statement

INCOME STATEMENT

REVENUE: NET EARNED PREMIUM ($ in millions) 2002 $506 2003 $738 $1,011 2004 2005 YTD $996 See Forward Looking Statement

REVENUE: FEE & COMMISSION INCOME ($ in millions) 2002 $116 2003 $143 $182 2004 2005 YTD $102 See Forward Looking Statement

REVENUE: INVESTMENT INCOME ($ in millions) 2002 $38 2003 $47 $65 2004 2005 YTD $70 See Forward Looking Statement

TOTAL REVENUE ($ in millions) 2002 $667 2003 $942 $1,283 2004 2005 YTD $1,197 See Forward Looking Statement

NET EARNINGS ($ in millions) 2002 $106 2003 $144 $163 2004 2005 YTD $129 See Forward Looking Statement

NET EARNINGS PER SHARE 2002 $1.12 2003 $1.49 $1.65 2004 2005 YTD $1.20 See Forward Looking Statement

RETURN ON BEGINNING EQUITY Source: Baseline, SNL Datasource 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 ROE 20.1 15.4 22.6 19.7 16.8 19.8 6 12.1 5.7 12 16.3 16.1 AVG ROE 15.2 15.2 15.2 15.2 15.2 15.2 15.2 15.2 15.2 15.2 15.2 15.2 5 10 15 20 1993 1995 1997 1999 2001 2003

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 11/11/2005 P to B 1.9 1.8 2.6 3.6 2.8 1.9 1.4 2.6 2.2 1.8 2.2 2 2.35 AVG 2.3 2.3 2.3 2.3 2.3 2.3 2.3 2.3 2.3 2.3 2.3 2.3 2.3 1 2 3 4 1993 1995 1997 1999 2001 2003 STOCK PERFORMANCE (Price to Book Value as of November 11, 2005) Source: Bloomberg

0.05 0.15 0.25 1996 1998 2000 2002 2004 DIVIDEND HISTORY 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 0.04 0.08 0.1067 0.1333 0.1467 0.1633 0.17 0.1867 0.2133 0.2817 See Forward Looking Statement

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.